SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): February 12, 2003

                                 SURF GROUP INC.
             (Exact name of registrant as specified in its charter)

New York                                                          11-3579554
(State or other                     000-33513                     (IRS Employer
jurisdiction of                     (Commission                   Identification
incorporation)                      File Number)                  Number)

One Riverfront Plaza, Newark, NJ                                  07102
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (973) 643-7000

                  57 Main Street, East Hampton, New York, 11937

             (Former name or address, if changed since last report)


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Item 4 - Changes in Registrant's Certifying Accountant

On February 12, 2003, in order to replace Stewart H. Benjamin CPA P.C. the Company engaged Weaver & Tidwell as the Company's independent auditor and principal accountant to audit the Company's financial statements. The Company had not previously consulted Weaver & Tidwell regarding either the application of accounting principles or any other reportable matter.

Stewart H. Benjamin CPA P.C. of 27 Shelter Hill Road, Plainview, New York 11803 had been the Company's accountant since its inception. The Company and accountant had not had any changes or disagreements with the accounting procedures and did not anticipate any changes. Our financial statements for the fiscal years ended October 31, 2001 and 2002 were audited by Stewart H. Benjamin CPA P.C., whose report on such financial statements did not include any adverse opinion, or disclaimer of opinion, nor was the report qualified or modified as to audit scope or accounting principles. There were no disagreements with Stewart H. Benjamin CPA P.C. on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures in connection with the audit for the fiscal year ended October 31, 2001 and 2002 or any financial statements to be filed for subsequent interim periods preceding dismissal.

However, on February 12, 2003, our board of directors dismissed Stewart H. Benjamin CPA P.C. as our principal independent public account and selected Weaver & Tidwell of Fort Worth, Texas to serve as our independent public accountant for the interim period November 1, 2002 to December 31, 2002 and for the fiscal year ending December 31, 2003. At no time since its engagement has Weaver & Tidwell had any direct or indirect financial interest in or any connection with us or any of our subsidiaries other than as independent accountant. Weaver & Tidwell is associated with BKR Haines Watts Manchester of Manchester, England, the accountants for the Company's English subsidiaries.

The decision to change independent auditors was unanimously approved by the Board of Directors of the Company in order to obtain accounting services closer to the Company's intended initial operations in Texas. Stewart H. Benjamin CPA P.C. will continue to report on the Company's former clothing business operations which were discontinued by the Company on December 18, 2002.

Attached to this Current Report on Form 8-K is a letter from Stewart H. Benjamin CPA P.C. addressed to the Securities and Exchange Commission stating that Stewart H. Benjamin CPA P.C. agrees with the foregoing statement.

Item 5. Other Events.

As previously reported in its definitive Schedule 14C Information Statement, the Company changed its name from Surf Group, Inc. to tds (Telemedicine) Inc. to be effective February 13, 2003. The Company's CUSIP number has changed to 87237Q 10 4 and its former trading symbol "SRFG" has been changed to "TDST" as a result of the name change effective as of February 14, 2003.


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Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits

            The following Exhibits are filed as part of this report:

            16- Accountant Concurrence Letter regarding change in independent public accountants dated February 12, 2003.

            99.1  Press Release dated February 13, 2003.

Item 8. Change in Fiscal Year.

The Company has been advised that as a result of the change of control of the Company arising from the merger between tds (Telemdicine) Inc. which has a fiscal year end of December 31 and Surf Group Inc. which has a fiscal year end of October 31, that for accounting purposes the fiscal year end of the Company has been changed from that of October 31st to that of December 31st. The financial statements for the transition period from November 1, 2002 to December 31, 2002 is expected to be filed by the Company on Form 10KSB.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SURF GROUP INC.


                                                By: /s/ Roger Albert Coomber
                                                    ---------------------------
                                                Name:   Roger Albert Coomber
                                                Title:  Chief Executive Officer

Dated February 13, 2003


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                                  EXHIBIT INDEX

Exhibit No.                     Exhibit
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16                              Accountant's Confirmatory Letter

99.1                            Press Release dated February 13, 2003.


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